Rule 497(e)

Registration No. 002-10806

1940 Act File No. 811-00216

NICHOLAS HIGH INCOME FUND, INC.

SUPPLEMENT DATED MAY 6, 2020

TO THE PROSPECTUSES DATED APRIL 29, 2020

OF

Nicholas High Income Fund, Inc.

CLASS I (NCINX)

CLASS N (NNHIX)

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectuses of Nicholas High Income Fund, Inc. (the "Fund").  Effective May 6, 2020, the Fund will be closed to new investors and to additional purchases by existing shareholders.

Effective May 6, 2020, the following language has been added to or replaces similar language on the front cover page and inside cover page of the Fund's Prospectuses, dated April 29, 2020:

Nicholas High Income Fund, Inc. – Closed to Investors